Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data

March 31, 2008

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company.  Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Table of Contents

Section

Portfolio Data:

Geographic Diversification	4
Property Summary – Occupancy at End of Each Period Shown (1)	5
Portfolio Occupancy at the End of Each Period (1)	6
Major Tenants (1)	7
Lease Expirations as of March 31, 2008	8
Leasing Activity (1)	9

Financial Data:

Consolidated Balance Sheets	10
Consolidated Statements of Operations	11
FFO and FAD Analysis	12
Unconsolidated Joint Venture Information	13
Debt Outstanding Summary	17
Senior Unsecured Notes Financial Covenants	17
Future Scheduled Principal Payments	18

Investor Information	19

Geographic Diversification

As of March 31, 2008
State	# of Centers	GLA	% of GLA
South Carolina	3	1,171,826	14%
Georgia	3	826,643	10%
New York	1	729,315	9%
Texas	2	620,310	7%
Delaware	1	568,926	7%
Alabama	1	557,215	7%
Michigan	2	436,751	5%
Tennessee	1	419,038	5%
Missouri	1	302,992	4%
Utah	1	300,891	4%
Connecticut	1	291,051	3%
Louisiana	1	282,326	3%
Iowa	1	277,230	3%
Oregon	1	270,280	3%
Illinois	1	256,514	3%
Pennsylvania	1	255,152	3%
New Hampshire	1	245,563	3%
Florida	1	198,950	2%
North Carolina	2	186,413	2%
California	1	152,800	2%
Maine	2	84,313	1%
Total (1)	29	8,434,499	100%

(1)	Excludes one 402,013 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.

Property Summary – Occupancy at End of Each Period Shown

Wholly-owned properties
Location	Total GLA 3/31/08	% Occupied 3/31/08	% Occupied 12/31/07	% Occupied 9/30/07	% Occupied 6/30/07	% Occupied 3/31/07
Riverhead, NY	729,315	94%	100%	98%	99%	97%
Rehoboth, DE	568,926	97%	99%	98%	99%	98%
Foley, AL	557,215	94%	97%	99%	98%	96%
San Marcos, TX	442,510	96%	99%	99%	99%	98%
Myrtle Beach Hwy 501, SC	426,417	94%	94%	96%	97%	94%
Sevierville, TN	419,038	99%	100%	99%	99%	98%
Hilton Head, SC	393,094	87%	89%	87%	88%	85%
Charleston, SC	352,315	94%	95%	94%	93%	90%
Commerce II, GA	347,025	98%	100%	98%	96%	94%
Howell, MI	324,631	93%	100%	99%	99%	99%
Branson, MO	302,992	93%	100%	100%	100%	98%
Park City, UT	300,891	93%	100%	100%	100%	99%
Locust Grove, GA	293,868	96%	99%	100%	95%	94%
Westbrook, CT	291,051	98%	100%	99%	94%	93%
Gonzales, LA	282,326	99%	100%	100%	100%	98%
Williamsburg, IA	277,230	99%	99%	99%	98%	95%
Lincoln City, OR	270,280	98%	100%	99%	96%	99%
Tuscola, IL	256,514	84%	80%	77%	72%	69%
Lancaster, PA	255,152	100%	100%	100%	99%	99%
Tilton, NH	245,563	100%	100%	100%	99%	96%
Fort Myers, FL	198,950	98%	94%	96%	96%	97%
Commerce I, GA	185,750	76%	91%	90%	90%	90%
Terrell, TX	177,800	100%	100%	100%	100%	98%
Barstow, CA	152,800	100%	97%	100%	100%	100%
West Branch, MI	112,120	100%	100%	100%	100%	87%
Blowing Rock, NC	104,235	98%	100%	98%	99%	97%
Nags Head, NC	82,178	100%	100%	100%	100%	100%
Kittery I, ME	59,694	100%	100%	95%	100%	100%
Kittery II, ME	24,619	94%	94%	94%	94%	94%
Boaz, AL	n/a	n/a	n/a	98%	96%	92%
Total	8,434,499	95%	98%	97% (1)	97% (1)	95% (1)

Unconsolidated joint ventures
Myrtle Beach Hwy 17, SC	402,013	100%	100%	99%	100%	98%
Wisconsin Dells, WI	264,929	100%	100%	100%	100%	100%

(1)	Excludes the occupancy rate at our Charleston, South Carolina center which opened during the third quarter of 2006 and had not yet stabilized.

Portfolio Occupancy at the End of Each Period (1)

03/08  12/07    09/07(2)    06/07(2)    03/07(2)    12/06(2)    09/06(2)    06/06    03/06
95%        98%               97%          97%          95%                   98%                    96%                 96%             95%

(1)	Excludes one 402,013 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.

(2)	Excludes the occupancy rate at our Charleston, South Carolina center which opened during the third quarter of 2006 and had not yet stabilized.

Major Tenants (1)

Ten Largest Tenants As of March 31, 2008
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	64	684,194	8.1%
Phillips-Van Heusen	92	430,763	5.1%
Nike	22	283,870	3.4%
Liz Claiborne	37	274,978	3.3%
VF Factory Outlet	30	273,286	3.2%
Adidas	32	265,676	3.1%
Dress Barn, Inc.	36	238,352	2.8%
Carter’s	43	212,221	2.5%
Polo Ralph Lauren	22	188,728	2.3%
Jones Retail Corporation	66	185,129	2.2%
Total of All Listed Above	444	3,037,197	36.0%

(1)	Excludes one 402,013 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.

Lease Expirations as of March 31, 2008

Percentage of Total Gross Leasable Area (1)

 2008     2009    2010    2011    2012    2013    2014    2015    2016    2017    2018+
5.00%          18.00%       17.00%      19.00%   17.00%   12.00%      2.00%         2.00%          2.00%         3.00%          3.00%

Percentage of Total Annualized Base Rent (1)

 2008     2009    2010    2011    2012    2013    2014    2015    2016    2017    2018+
5.00%          16.00%       18.00%      17.00%   17.00%   13.00%      2.00%         2.00%          2.00%         4.00%          4.00%

(1)	Excludes one 402,013 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.

Leasing Activity (1)
	03/31/08	06/30/08	09/30/08	12/31/08	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	73				73	89
Gross leasable area	279,014				279,014	321,288
New initial base rent per square foot	$23.03				$23.03	$21.54
Prior expiring base rent per square foot	$17.67				$17.67	$16.57
Percent increase	30.4%				30.4%	30.0%

New straight line base rent per square foot	$24.41				$24.41	$22.51
Prior straight line base rent per square foot	$17.23				$17.23	$16.39
Percent increase	41.7%				41.7%	37.4%

Renewed Space:
Number of leases	166				166	156
Gross leasable area	800,197				800,197	733,856
New initial base rent per square foot	$19.37				$19.37	$18.32
Prior expiring base rent per square foot	$16.94				$16.94	$16.73
Percent increase	14.3%				14.3%	9.5%

New straight line base rent per square foot	$20.04				$20.04	$18.71
Prior straight line base rent per square foot	$16.99				$16.99	$16.52
Percent increase	17.9%				17.9%	13.3%

Total Re-tenanted and Renewed Space:
Number of leases	239				239	245
Gross leasable area	1,079,211				1,079,211	1,055,144
New initial base rent per square foot	$20.32				$20.32	$19.30
Prior expiring base rent per square foot	$17.13				$17.13	$16.68
Percent increase	18.6%				18.6%	15.7%

New straight line base rent per square foot	$21.17				$21.17	$19.86
Prior straight line base rent per square foot	$17.05				$17.05	$16.48
Percent increase	24.1%				24.1%	20.6%

(1)  Excludes one 402,013 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.

Consolidated Balance Sheets (dollars in thousands)

	3/31/08	2/31/07	9/30/07	6/30/07	3/31/07
Assets
Rental property
Land	$130,077	$130,075	$129,921	$130,138	$130,137
Buildings	1,127,956	1,104,459	1,074,310	1,074,260	1,071,691
Construction in progress	53,036	52,603	61,364	39,728	23,944
Total rental property	1,311,069	1,287,137	1,265,595	1,244,126	1,225,772
Accumulated depreciation	(323,520)	(312,638)	(302,411)	(296,319)	(287,720)
Total rental property – net	987,549	974,499	963,184	947,807	938,052
Cash & cash equivalents	2,302	2,412	2,434	1,223	3,273
Assets held for sale	--	--	2,052	--	--
Investments in unconsolidated jointventures	9,193	10,695	11,908	14,324	14,052
Deferred charges – net	42,302	44,804	47,306	49,795	52,312
Other assets	31,698	27,870	26,563	28,904	21,149
Total assets	$1,073,044	$1,060,280	$1,053,447	$1,042,053	$1,028,838
Liabilities, minority interest & shareholders’ equity
Liabilities
Debt
Senior, unsecured notes, net of discount	$398,760	$498,741	$498,722	$498,704	$498,685
Mortgages payable, including premium	172,121	173,724	175,312	176,850	178,363
Unsecured lines of credit	156,900	33,880	23,300	7,900	--
Total debt	727,781	706,345	697,334	683,454	677,048
Construction trade payables	23,780	23,813	27,943	27,840	22,266
Accounts payable & accruals	54,203	47,185	35,237	26,656	25,680
Total liabilities	805,764	777,343	760,514	737,950	724,994
Minority interest in operating partnership	31,019	33,733	35,366	37,191	37,193
Shareholders’ equity
Preferred shares	75,000	75,000	75,000	75,000	75,000
Common shares	315	313	313	313	313
Paid in capital	353,237	351,817	350,701	349,599	347,933
Distributions in excess of net income	(177,353)	(171,625)	(169,419)	(165,139)	(158,902)
Accum. other comprehensive income (loss)	(14,938)	(6,301)	972	7,139	2,307
Total shareholders’ equity	236,261	249,204	257,567	266,912	266,651
Total liabilities, minority interest & shareholders’ equity	$1,073,044	$1,060,280	$1,053,447	$1,042,053	$1,028,838

Consolidated Statements of Operations (dollars and shares in thousands)

	Three Months Ended					YTD
	03/08	12/07	09/07	06/07	03/07	03/08	03/07
Revenues
Base rentals	$ 37,232	$ 38,210	$ 37,207	$ 36,318	$ 35,089	$ 37,232	$ 35,089
Percentage rentals	1,178	3,323	2,305	1,662	1,467	1,178	1,467
Expense reimbursements	17,478	18,482	16,719	15,764	15,013	17,478	15,013
Other income	1,388	1,963	2,155	1,590	1,498	1,388	1,498
Total revenues	57,276	61,978	58,386	55,334	53,067	57,276	53,067
Expenses
Property operating	19,219	20,490	19,158	17,822	16,913	19,219	16,913
General & administrative	5,271	4,911	4,916	4,903	4,277	5,271	4,277
Depreciation & amortization	15,583	14,940	14,941	15,490	18,439	15,583	18,439
Total expenses	40,073	40,341	39,015	38,215	39,629	40,073	39,629
Operating income	17,203	21,637	19,371	17,119	13,438	17,203	13,438
Interest expense	9,548	9,851	10,087	10,072	10,056	9,548	10,056
Income before equity in earnings of unconsolidated joint ventures, minority interest and discontinued operations	7,655	11,786	9,284	7,047	3,382	7,655	3,382
Equity in earnings of unconsolidated joint ventures	394	443	461	334	235	394	235
Minority interest in operating partnership	(1,088)	(1,778)	(1,370)	(982)	(364)	(1,088)	(364)
Income from continuing operations	6,961	10,451	8,375	6,399	3,253	6,961	3,253
Discontinued operations (1)	---	22	22	26	28	---	28
Net income	6,961	10,473	8,397	6,425	3,281	6,961	3,281
Less applicable preferred share dividends	(1,406)	(1,406)	(1,406)	(1,407)	(1,406)	(1,406)	(1,406)
Net income available to common shareholders	$ 5,555	$ 9,067	$ 6,991	$ 5,018	$ 1,875	$ 5,555	$ 1,875
Basic earnings per common share:
Income from continuing operations	$ .18	$ .29	$ .23	$ .16	$ .06	$ .18	$ .06
Net income	$ .18	$ .29	$ .23	$ .16	$ .06	$ .18	$ .06
Diluted earnings per common share:
Income from continuing operations	$ .18	$ .29	$ .22	$ .16	$ .06	$ .18	$ .06
Net income	$ .18	$ .29	$ .22	$ .16	$ .06	$ .18	$ .06
Weighted average common shares:
Basic	30,979	30,867	30,847	30,824	30,743	30,979	30,743
Diluted	31,336	31,725	31,400	31,547	31,549	31,336	31,549

(1)
In accordance with SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”, the results of operations for properties sold for which we have no significant continuing involvement, including any gain or loss on such sales, and properties classified as assets held for sale, have been reported above as discontinued operations for both the current and prior periods presented.

FFO and FAD Analysis (dollars and shares in thousands)
	Three Months Ended					YTD
	03/08	12/07	09/07	06/07	03/07	03/08	03/07
Funds from operations:
Net income	$ 6,961	$ 10,473	$ 8,397	$ 6,425	$ 3,281	$ 6,961	$ 3,281
Adjusted for -
Minority interest in operating partnership	1,088	1,778	1,370	982	364	1,088	364
Minority interest, depreciation and amortization in discontinued operations	--	5	52	54	54	--	54
Depreciation and amortization uniquely significant to real estate – wholly owned	15,508	14,865	14,865	15,412	18,364	15,508	18,364
Depreciation and amortization uniquely significant to real estate – joint ventures	652	626	651	680	654	652	654
(Gain) on sale of real estate	--	(6)	--	--	--	--	--
Preferred share dividends	(1,406)	(1,406)	(1,406)	(1,407)	(1,406)	(1,406)	(1,406)
Funds from operations	$ 22,803	$ 26,335	$ 23,929	$ 22,146	$ 21,311	$ 22,803	$ 21,311

Funds from operations per share	$.61	$.70	$.64	$.59	$.57	$.61	$.57
Funds available for distribution:
Funds from operations	$ 22,803	$ 26,335	$ 23,929	$ 22,146	$ 21,311	$ 22,803	$ 21,311
Adjusted For -
Corporate depreciation excluded above	75	75	76	78	75	75	75
Amortization of finance costs	379	430	473	417	418	379	418
Amortization of share compensation	1,224	1,103	1,067	1,057	832	1,224	832
Straight line rent adjustment	(789)	(562)	(753)	(839)	(714)	(789)	(714)
Market rent adjustment	105	(270)	(277)	(236)	(364)	105	(364)
Market rate interest adjustment	(608)	(609)	(605)	(597)	(585)	(608)	(585)
2nd generation tenant allowances	(4,177)	(4,247)	(3,268)	(5,314)	(6,047)	(4,177)	(6,047)
Capital improvements	(2,549)	(3,076)	(579)	(2,188)	(1,880)	(2,549)	(1,880)
Funds available for distribution	$ 16,463	$ 19,179	$ 20,063	$ 14,524	$ 13,046	$ 16,463	$ 13,046
Funds available for distribution per share	$ .44	$.51	$.54	$.39	$.35	$.44	$.35
Dividends paid per share	$ .36	$.36	$.36	$.36	$.34	$.36	$.34

FFO payout ratio	59%	51%	56%	61%	60%	59%	60%
FAD payout ratio	82%	71%	67%	92%	97%	82%	97%
Diluted weighted average common shs.	37,403	7,792	37,467	37,614	37,616	37,403	37,616

Unconsolidated Joint Venture Information – All
Summary Balance Sheets (dollars in thousands)
	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	Tanger’s Share as of 3/31/08
Assets
Investment properties at cost – net	$70,541	$71,022	$72,200	$73,272	$74,017	$35,271
Construction in progress	134,756	103,568	81,638	55,487	44,049	44,919
Cash and cash equivalents	2,708	2,282	4,109	4,899	3,260	1,122
Deferred charges – net	2,157	2,092	2,746	2,733	2,294	957
Other assets	8,613	8,425	9,305	8,843	16,663	3,392
Total assets	$218,775	$187,389	$169,998	$145,234	$140,283	$85,661

Liabilities & Owners’ Equity
Mortgage payable	$173,249	$148,321	$128,886	$112,292	$103,444	$67,925
Construction trade payables	20,736	13,052	14,128	1,423	1,283	7,060
Accounts payable & other liabilities	9,281	6,377	3,915	1,571	4,696	3,572
Total liabilities	203,266	167,750	146,929	115,286	109,423	78,557
Owners’ equity	15,509	19,639	23,069	29,948	30,860	7,104
Total liabilities & owners’ equity	$218,775	$187,389	$169,998	$145,234	$140,283	$85,661

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	03/08	12/07	09/07	06/07	03/07	03/08	03/07
Revenues	$4,757	$5,049	$4,949	$4,780	$4,636	$4,757	$4,636
Expenses
Property operating	1,802	1,891	1,643	1,596	1,764	1,802	1,764
General & administrative	19	29	60	117	42	19	42
Depreciation & amortization	1,345	1,354	1,353	1,409	1,357	1,345	1,357
Total expenses	3,166	3,274	3,056	3,122	3,163	3,166	3,163
Operating income	1,591	1,775	1,893	1,658	1,473	1,591	1,473
Interest expense	840	987	1,025	1,061	1,056	840	1,056
Net income	$751	$788	$868	$597	$417	$751	$417
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$1,466	$1,563	$1,625	$1,544	$1,417	$1,466	$1,417
Net income	$394	$443	$461	$334	$235	$394	$235
Depreciation (real estate related)	$652	$626	$651	$680	$654	$652	$654

Unconsolidated Joint Venture Information – Myrtle Beach Hwy 17
Summary Balance Sheets (dollars in thousands)
	3/31/08	12/31/07	9/30/07	6/30/07	3/31/07	Tanger’s Share as of 3/31/08
Assets
Investment properties at cost – net	$34,985	$34,909	$35,541	$36,136	$36,681	$17,493
Cash and cash equivalents	1,036	1,265	1,501	1,826	1,769	518
Deferred charges – net	724	799	896	986	1,034	362
Other assets	2,264	2,229	2,243	2,256	2,151	1,132
Total assets	$39,009	$39,202	$40,181	$41,204	$41,635	$19,505

Liabilities & Owners’ Equity
Mortgage payable	$35,800	$35,800	$35,800	$35,800	$35,800	$17,900
Construction trade payables	732	277	426	1,005	1,031	366
Accounts payable & other liabilities	2,272	1,491	841	319	580	1,136
Total liabilities	38,804	37,568	37,067	37,124	37,411	19,402
Owners’ equity	205	1,634	3,114	4,080	4,224	103
Total liabilities & owners’ equity	$39,009	$39,202	$40,181	$41,204	$41,635	$19,505

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	03/08	12/07	09/07	06/07	03/07	03/08	03/07
Revenues	$2,888	$3,033	$3,208	$2,997	$2,767	$2,888	$2,767
Expenses
Property operating	1,090	1,135	1,174	1,054	1,069	1,090	1,069
General & administrative	7	2	3	22	6	7	6
Depreciation & amortization	739	751	753	817	807	739	807
Total expenses	1,836	1,888	1,930	1,893	1,882	1,836	1,882
Operating income	1,052	1,145	1,278	1,104	885	1,052	885
Interest expense	501	559	566	555	551	501	551
Net income	$551	$586	$712	$549	$334	$551	$334
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$896	$948	$1,014	$961	$846	$896	$846
Net income	$285	$334	$371	$289	$181	$285	$181
Depreciation (real estate related)	$360	$335	$361	$394	$390	$360	$390

Unconsolidated Joint Venture Information – Wisconsin Dells
Summary Balance Sheets (dollars in thousands)
	03/31/08	12/31/07	09/30/07	06/30/07	03/31/07	Tanger’s Share as of 03/31/08
Assets
Investment properties at cost - net	$35,556	$36,113	$36,659	$37,136	$37,336	$17,778
Cash and cash equivalents	277	525	396	720	2	139
Deferred charges – net	706	771	836	898	959	353
Other assets	860	792	506	494	8,034	430
Total assets	$37,399	$38,201	$38,397	$39,248	$46,331	$18,700

Liabilities & Owners’ Equity
Mortgage payable	$25,250	$25,250	$25,250	$25,250	$28,894	$12,625
Construction trade payables	158	186	206	418	252	79
Accounts payable & other liabilities	591	874	517	607	3,922	296
Total liabilities	25,999	26,310	25,973	26,275	33,068	13,000
Owners’ equity	11,400	11,891	12,424	12,973	13,263	5,700
Total liabilities & owners’ equity	$37,399	$38,201	$38,397	$39,248	$46,331	$18,700

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	03/08	12/07	09/07	06/07	03/07	03/08	03/07
Revenues	$1,848	$1,977	$1,704	$1,777	$1,856	$1,848	$1,856
Expenses
Property operating	712	756	469	542	695	712	695
General & administrative	3	3	5	26	10	3	10
Depreciation & amortization	606	603	600	592	550	606	550
Total expenses	1,321	1,362	1,074	1,160	1,255	1,321	1,255
Operating income	527	615	630	617	601	527	601
Interest expense	339	428	459	506	505	339	505
Net income	$188	$187	$171	$111	$96	$188	$96
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$567	$609	$614	$605	$576	$567	$576
Net income	$105	$105	$95	$67	$58	$105	$58
Depreciation (real estate related)	$292	$291	$290	$285	$265	$292	$265

Unconsolidated Joint Venture Information – Deer Park
Summary Balance Sheets (dollars in thousands)
	03/31/08	12/31/07	09/30/07	06/30/07	3/31/07	Tanger’s Share as of 03/31/08
Assets
Construction in progress	$134,756	$103,568	$81,638	$55,487	$44,049	$44,919
Cash and cash equivalents	1,395	492	2,212	2,353	1,489	465
Deferred charges – net	727	522	1,014	849	301	242
Other assets	5,489	5,404	6,556	6,093	6,478	1,830
Total assets	$142,367	$109,986	$91,420	$64,782	$52,317	$47,456

Liabilities & Owners’ Equity
Mortgage payable	$112,199	$87,271	$67,836	$51,242	$38,750	$37,400
Construction trade payables	19,846	12,589	13,496	--	--	6,615
Accounts payable & other liabilities	6,418	4,012	2,557	645	194	2,140
Total liabilities	138,463	103,872	83,889	51,887	38,944	46,155
Owners’ equity	3,904	6,114	7,531	12,895	13,373	1,301
Total liabilities & owners’ equity	$142,367	$109,986	$91,420	$64,782	$52,317	$47,456

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	03/08	12/07	09/07	06/07	03/07	03/08	03/07
Revenues	$21	$39	$37	$6	$13	$21	$13
Expenses
Property operating	--	--	--	--	--	--	--
General & administrative	9	24	52	69	26	9	26
Depreciation & amortization	--	--	--	--	--	--	--
Total expenses	9	24	52	69	26	9	26
Operating income	12	15	(15)	(63)	(13)	12	(13)
Interest expense	--	--	--	--	--	--	--
Net income (loss)	$12	$15	$(15)	$(63)	$(13)	$12	$(13)
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$4	$5	$(5)	$(21)	$(4)	$4	$(4)
Net income (loss)	$4	$5	$(5)	$(21)	$(4)	$4	$(4)
Depreciation (real estate related)	$--	$ --	$ --	$ --	$--	$--	$--

Debt Outstanding Summary (dollars in thousands)

As of March 31, 2008
	Principal Balance	Interest Rate	Maturity Date
Mortgage debt
COROC Holdings, LLC, including centers located in Rehoboth Beach, DE; Foley, AL; Myrtle Beach (Hwy 501), SC; Hilton Head, SC; Park City, UT; Westbrook, CT; Lincoln City, OR; Tuscola, IL; Tilton, NH	$171,683	6.59%	07/10/08 (1)
Net debt premium, COROC Holdings, LLC (2)	438
Total mortgage debt	172,121

Unsecured debt
Unsecured credit facilities	156,900	Libor + 0.75%	06/30/11
2015 Senior unsecured notes	250,000	6.15%	11/15/15
2026 Senior unsecured exchangeable notes	149,500	3.75%	8/15/26
Net discount, senior unsecured notes	(740)
Total unsecured debt	555,660
Total debt	$727,781

Senior Unsecured Notes Financial Covenants (3)

As of March 31, 2008
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	60%	51%	Yes
Total Secured Debt to Adjusted Total Assets	40%	12%	Yes
Total Unencumbered Assets to Unsecured Debt	135%	145%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	2.00	3.54	Yes

(1)
Payable on 07/14/08 without penalty at the company’s option.  Interest rate resets to 8.59% subsequent to 07/14/08.  The company can repay the loan in full on any payment date any time after 07/14/08 with a final maturity date of 07/10/28.

(2)	Represents a net premium on mortgage debt related to the Charter Oak acquisition.
(3)
For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

Future Scheduled Principal Payments (dollars in thousands)

As of March 31, 2008
Year	Scheduled Amortization Payments	Balloon Payments	Total Scheduled Payments
2008	$1,332	$170,351	$ 171,683
2009	--	--	--
2010	--	--	--
2011	--	156,900	156,900
2012	--	--	--
2013	--	--	--
2014	--	--	--
2015	--	250,000	250,000
2016	--	--	--
2017 & thereafter	--	149,500 (1)	149,500
	$1,332	$726,751	$728,083
Net Discount on Debt			(302)
			$727,781

(1) Represents our exchangeable, senior unsecured notes issued in August 2006.  On and after August 18, 2011, holders may exchange their notes for cash in an amount equal to the lesser of the exchange value and the aggregate principal amount of the notes to be exchanged, and, at our option, Company common shares, cash or a combination thereof for any excess.  Note holders may exchange their notes prior to August 18, 2011 only upon the occurrence of specified events.  In addition, on August 18, 2011, August 15, 2016 or August 15, 2021, note holders may require us to repurchase the notes for an amount equal to the principal amount of the notes plus any accrued and unpaid interest thereon.

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors.  Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:  (336) 292-6825
Fax:      (336) 297-0931
e-mail:   tangermail@tangeroutlet.com
Mail:     Tanger Factory Outlet Centers, Inc.
              3200 Northline Avenue
              Suite 360
              Greensboro, NC  27408